UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009

HOMETOWN BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	333-158525	26-4549960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S. Jefferson Street Roanoke, Virginia	24011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 345-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 18, 2009, as part of the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, HomeTown Bankshares Corporation, the parent company of HomeTown Bank (“Company”) entered into a Letter Agreement and Securities Purchase Agreement (collectively, the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which the Company (i) sold 10,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) for a purchase price of $10,000,000 in cash and (ii) issued a warrant (the “Warrant”) to purchase 374.37437 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), for a per share price of $1.00 per share. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Series A Preferred Stock will qualify as Tier 1 capital and will be entitled to cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. Over the next three years, so long as Treasury owns the Series A Preferred Stock, the Company cannot pay cash dividends on its common stock without the approval of Treasury. The Series A Preferred Stock may be redeemed by the Company after three years, with regulatory approval. Prior to the end of three years, the Series A Preferred Stock may be redeemed by the Company only with proceeds from the sale of qualifying equity securities of the Company (a “Qualified Equity Offering”) for at least $2,500,000. The restrictions on redemption are set forth in the Articles of Amendment to the Company’s Articles of Incorporation (the “Amended Articles”) described in Item 5.03 below.

The Warrant has a 10-year term and will be entitled to cumulative dividends at a rate of 9% per annum and is immediately exercisable upon its issuance, with an exercise price equal to $.01 per share of the Preferred Stock. On September 18, 2009, the Treasury exercised the Warrant.

The Company can be required to register the Series A Preferred Stock, the Warrant and the shares of Series B Preferred Stock underlying the Warrant (the “Warrant Shares”), at the request of the Treasury, as soon as practicable after the date of the issuance of the Series A Preferred Stock and the Warrant. Neither the Series A Preferred Stock, the Warrant nor the Warrant Shares will be subject to any contractual restrictions on transfer. The certificates evidencing the Series A Preferred Stock and the Warrant Shares are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

The Purchase Agreement also subjects the Company and its senior executives to executive compensation limitations included in the Emergency Economic Stabilization Act of 2008 (the “EESA”) and related regulations of the Treasury. In this connection, the three named executive officers in our proxy statement for our 2009 annual meeting and the next five highest compensated officers entered into Waiver Agreements acknowledging that the EESA executive compensation limits and related Treasury regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the TARP Capital Purchase Program and executed a waiver voluntarily waiving any claim against the Treasury or the Company for any changes to such executive officers’ compensation or benefits that are required to comply with regulations issued by the Treasury from time to time under the TARP Capital Purchase Program.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02. The issuance and sale of the Series A Preferred Stock and Warrant was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has not engaged in a general solicitation or advertising with regard to the issuance and sale of such securities and has not offered securities to the public in connection with this issuance and sale.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the terms of the Purchase Agreement, the ability of the Company to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions, including a restriction against paying dividends on the Common Stock without prior Treasury consent. The redemption, purchase or other acquisition of trust preferred securities of the Company or its affiliates also will be restricted. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series A Preferred Stock, (b) the date on which the Series A Preferred Stock has been redeemed in whole; and (c) the date Treasury has transferred all of the Series A Preferred Stock to third parties. The restrictions described in this paragraph are set forth in the Purchase Agreement.

In addition, pursuant to the Amended Articles, the ability of the Company to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock and Parity Stock will be subject to restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series A Preferred Stock. These restrictions are set forth in the Amended Articles described in Item 5.03.

“Junior Stock” means the Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Company. “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

Item 5.02 Departure of Directors or Certain Officers; Election of; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 11, 2009, the Company filed Articles of Amendment with the State Corporation Commission of the Commonwealth of Virginia (“SCC”) for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Series A Preferred Stock and the Series B Preferred Stock. The Series A Preferred Stock and the Series B Preferred Stock have a liquidation preference of

$1,000 per share. On September 14, 2009, the SCC issued a Certificate of Amendment declaring the Articles of Amendment effective. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	No. Description of Exhibit
3.1	Articles of Amendment to the Company’s Articles of Incorporation, designating the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and the Fixed Rate Cumulative Perpetual Preferred Stock, Series B

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Form of Certificate for the Series B Preferred Stock

10.1	Letter Agreement, including Schedule A, and Securities Purchase Agreement, dated September 18, 2009, between HomeTown Bankshares Corporation and United States Department of the Treasury, with respect to the issuance and sale of the Series A Preferred Stock and Series B Preferred Stock.

10.2

Form of Compensation Modification Agreement and Waiver, executed by each of:

Susan K. Still

President and Chief Executive Officer,

HomeTown Bankshares Corporation, HomeTown Bank

Charles W. Maness, Jr.

Treasurer,

HomeTown Bankshares Corporation

Executive Vice President,

HomeTown Bank

William C. Moses

Secretary,

HomeTown Bankshares Corporation

Executive Vice President,

HomeTown Bank

Terrance E. O’Shaughnessy

Executive Vice President,

HomeTown Bank

Laurie C. Hart

Executive Vice President,

HomeTown Bank

Thomas A. Loflin Senior Vice President, HomeTown Bank J. Peter Jessee Senior Vice President, HomeTown Bank Victor H. Bradley Senior Vice President, HomeTown Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOMETOWN BANKSHARES CORPORATION

Date: September 24, 2009	By:	/s/ Susan K. Still
Susan K. Still
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	No. Description of Exhibit
3.1	Articles of Amendment to the Company’s Articles of Incorporation, designating the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and the Fixed Rate Cumulative Perpetual Preferred Stock, Series B

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Form of Certificate for the Series B Preferred Stock

10.1	Letter Agreement, including Schedule A, and Securities Purchase Agreement, dated September 18, 2009, between HomeTown Bankshares Corporation and United States Department of the Treasury, with respect to the issuance and sale of the Series A Preferred Stock and Series B Preferred Stock.

10.2

Form of Compensation Modification Agreement and Waiver, executed by each of:

Susan K. Still

President and Chief Executive Officer,

HomeTown Bankshares Corporation, HomeTown Bank

Charles W. Maness, Jr.

Treasurer,

HomeTown Bankshares Corporation

Executive Vice President,

HomeTown Bank

William C. Moses

Secretary,

HomeTown Bankshares Corporation

Executive Vice President,

HomeTown Bank

Terrance E. O’Shaughnessy

Executive Vice President,

HomeTown Bank

Laurie C. Hart

Executive Vice President,

HomeTown Bank

Thomas A. Loflin

Senior Vice President,

HomeTown Bank

J. Peter Jessee

Senior Vice President,

HomeTown Bank

Victor H. Bradley

Senior Vice President,

HomeTown Bank